Exhibit 10.1

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT (this “Amendment”), dated as of October 28, 2020, is entered into by and among Wize Pharma, Inc., a Delaware corporation, with headquarters located at 24 Hanagar Street, POB 6653, Hod Hasharon 4527708, Israel (the “Company”), and the investors signatory hereto (the “Holders” and each of the Company and a Holder, a “Party” and together the “Parties”).

WHEREAS:

A. The Company entered into a Securities Purchase Agreement, dated as of October 22, 2018, by and among the Company and the Buyers signatory thereto (the “SPA”), whereby the Company issued the Securities to the Buyers.

B. The Company and the Holders desire to amend the SPA, as provided in this Amendment.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

1. DEFINITIONS. Unless otherwise defined herein, all terms and conditions used in this Amendment shall have the meanings assigned to such terms in the SPA.

2. AMENDMENT. Section 4(o)(iii) of the SPA is hereby amended by replacing the words “three (3) year anniversary of the Closing Date” set forth in the first sentence of Section 4(o)(iii) of the SPA with the words “two (2) year anniversary of the Closing Date”.

3. MISCELLANEOUS.

(a) Except for the amendments hereunder, no other change or amendment is made to the SPA. This Amendment will become effective upon the execution hereof by the Company and the Holders that constitute the Required Holders.

(b) This Amendment may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Amendment, once executed by a party, may be delivered to the other party hereto by facsimile or other electronic transmission of a copy of this Amendment bearing the signature of the party so delivering this Amendment.

(c) Each Party hereto, without additional consideration, shall cooperate, shall take such further action and shall execute and deliver such further documents as may be reasonably requested by the other Party hereto in order to carry out the provisions and purposes of this Amendment.

(d) The headings of Articles and Sections in this Amendment are provided for convenience only and will not affect its construction or interpretation.

(e) Neither any failure nor any delay by any party in exercising any right, power or privilege under this Amendment or any of the documents referred to in this Amendment will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege.

(f) The invalidity or unenforceability of any provisions of this Amendment pursuant to any applicable law shall not affect the validity of the remaining provisions hereof, but this Amendment shall be construed as if not containing the provision held invalid or unenforceable in the jurisdiction in which so held, and the remaining provisions of this Amendment shall remain in full force and effect. If the Amendment may not be effectively construed as if not containing the provision held invalid or unenforceable, then the provision contained herein that is held invalid or unenforceable shall be reformed so that it meets such requirements as to make it valid or enforceable.

(g) This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the choice of law principles thereof. Any disputes arising from this Amendment shall be resolved pursuant to Section 9(a) of the SPA.

[Signature Page Follows]

IN WITNESS WHEREOF, each Holder and the Company have caused their respective signature page to this Amendment No. 1 to Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

WIZE PHARMA, INC.

By:
Name:
Title:

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IN WITNESS WHEREOF, each Holder and the Company have caused their respective signature page to this Amendment No. 1 to Securities Purchase Agreement to be duly executed as of the date first written above.

HOLDERS:

_______[HOLDER]_________

By:
Name:
Title:

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